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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 20, 2000





                                TECO ENERGY, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)





           FLORIDA                      1-8180                   59-2052286
----------------------------       ----------------         -------------------
(STATE OR OTHER JURISDICTION       (COMMISSION FILE            (IRS EMPLOYER
      OF INCORPORATION)                NUMBER)              IDENTIFICATION NO.)





                 702 NORTH FRANKLIN STREET, TAMPA FLORIDA 33602
               ---------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)





       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (813) 228-4111
                                                           --------------




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ITEM 5.  OTHER EVENTS

         See the Press Release dated July 20, 2000, filed as Exhibit 99.1 and incorporated herein by reference, reporting on TECO Energy's financial results and its outlook and corresponding guidance for earnings per share growth.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)               Exhibits

         99.1     Press Release dated July 20, 2000.



















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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 20, 2000                     TECO Energy, Inc.


                                         By: /s/ G. L. Gillette
                                             ---------------------------------
                                                 G. L. Gillette
                                                 Vice President-Finance
                                                 and Chief Financial Officer
                                                 (Principal Financial Officer)













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                                INDEX TO EXHIBITS

EXHIBIT NO.   DESCRIPTION OF EXHIBITS                                  PAGE NO.


   99.1       Press Release dated July 20, 2000                          5-10






















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